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                                                                      Exhibit 24

                                POWER OF ATTORNEY


         We, the undersigned directors of Bowater Incorporated, hereby severally appoint Wendy C. Shiba, Anthony H. Barash and David G. Maffucci, each of them singly, our true and lawful attorneys, with the full power of substitution, to sign for us and in our names with respect to the Registration Statements on Form S-8 pertaining to (i) the Bowater Incorporated Salaried Employees' Savings Plan,
(ii) the Bowater Incorporated/Coated Papers and Pulp Division Hourly Employees' Savings Plan and (iii) the Bowater Incorporated Savings Plan for Certain Hourly Employees, and any and all amendments to the Registration Statements, and generally to do all such things in our names and on our behalf in our capacities as directors to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1993, as amended, and all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our attorney to the Registration Statements and any and all amendments thereto, including post-effective amendments.


SIGNATURE                                   TITLE                DATE
---------                                   -----                ----


/s/ Francis J. Aguilar                      Director             July 28, 1999
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Francis J. Aguilar


/s/ H. David Aycock                         Director             July 28, 1999
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H. David Aycock


/s/ Richard Barth                           Director             July 28, 1999
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Richard Barth


/s/ Kenneth M. Curtis                       Director             July 28, 1999
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Kenneth M. Curtis


/s/ Charles J. Howard                       Director             July 28, 1999
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Charles J. Howard


/s/ Arthur R. Sawchuk                       Director             July 28, 1999
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Arthur R. Sawchuk




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/s/ John A. Rolls                           Director             July 28, 1999
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John A. Rolls


/s/ James L. Pate                           Director             July 28, 1999
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James L. Pate